Long-Term Investments	9 Months Ended
Sep. 30, 2025
Long-Term Investments [Abstract]
LONG-TERM INVESTMENTS

5. LONG-TERM INVESTMENTS

As of September 30, 2025 and December 31, 2024, long-term investments were comprised of the following:

	September 30,	December 31,
	2025	2024
Investment in Quleduo	$1,500,000	$1,500,000
Investment in AIFLIX LLC (“AIFlix”)	213,000	-
Less: share of equity loss in Quleduo	(21,300)	(19,200)
	$1,691,700	$1,480,800

Quleduo is a privately held company which is engaged in software design and development. In May and September 2023 and January 2024, the Company made a total cash consideration of $1,500,000 in three instalments to acquire 25% of equity interest in Quleduo. The Company used equity method to measure the investment in Quleduo. For the three months ended September 30, 2025, Quleduo reported net income of approximately $1,300 and the Company recorded share of equity loss of $300. For the nine months ended September 30, 2025, Quleduo incurred net loss of approximately $8,100 and the Company recorded share of equity loss of $2,100. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value and did not provide impairment against the investment in Quleduo.

On March 17, 2025, the Company setup AIFlix with Wardour Studios Inc. (“Wardour Studios”), a leading Hollywood production and digital-effects studio specializing in next-generation content creation, for AI-generated short drama production.  The Company and Wardour Studios owned equity interest of 50% and 50% in AIFlix, respectively. For the nine months ended September 30, 2025, the Company made investment of $213,000 to AIFlix, and AIFLIX has not generated revenue or net income. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value and did not provide impairment against the investment in AIFlix.

As of September 30, 2025 and December 31, 204, the Company owned 30% equity interest in MarsLand Global Limited (“MarsLand”), over which the Company exercised significant influence. The Company used equity method to measure the investment in MarsLand. During the year ended December 31, 2024, Marsland reported an underperformance and a majority of the employees resigned from Marsland. The Company assessed indicators reflecting an other-than-temporary decline in fair value below the carrying value. As of December 31, 2024, the Company provided full impairment against the investment in Marsland. As of September 30, 2025 and December 31, 2024, the Company had investment of $nil in Marsland.

The Company owned 7.6% equity interest in DaoMax Technology Co., Ltd, (“DaoMax”), over which the Company neither had control nor significant influence through investment in ordinary shares. The Company accounted for the investment in DaoMax using the measurement alternative at cost, less impairment, with subsequent adjustments for observable price changes resulting from orderly transactions for identical or similar investments of the same issuer. In September 2024, DaoMax was closed as DaoMax assessed that it could generate profits from operations. For the year ended December 31, 2024, the Company provided full impairment of $546,000 against investment in DaoMax. As of September 30, 2025 and December 31, 2024, the Company had investment of $nil in DaoMax.